

Annual Shareholder's Meeting

Ron Andrews
6/17/2020

ONCOCYTE™
Where Tomorrow LIVES

Forward Looking Statement

Oncocyte cautions you that this presentation contains forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates," "may," and similar expressions) are forward-looking statements. These statements include those pertaining to the commercial launch of DetermaRx, the ongoing development of DetermaDx and DetermaIO, unexpected expenditures or assumed liabilities or other unanticipated difficulties resulting from acquisitions, implementation and results of research, development, clinical trials and studies, commercialization plans, future financial and/or operating results, and future opportunities for Oncocyte, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management. Forward-looking statements involve risks and uncertainties, including, without limitation, the potential impact of COVID-19 on our financial and operational results, risks inherent in the development and/or commercialization of potential diagnostic tests or products, uncertainty in the results of clinical trials or regulatory approvals, the capacity of our third-party supplied blood sample analytic system to provide consistent and precise analytic results on a commercial scale, potential interruptions to our supply chain, the need and ability to obtain future capital, maintenance of intellectual property rights, and the need to obtain third party reimbursement for patients' use of any diagnostic tests we commercialize, and risks inherent in acquisitions such as failure to realize anticipated benefits, unexpected expenditures or assumed liabilities, unanticipated difficulties in conforming business practices including accounting policies, procedures and internal controls, greater than estimated allocations of resources to develop and commercialize technologies, or failure to maintain any laboratory accreditation or certification. Actual results may differ materially from the results anticipated in these forward-looking statements and accordingly such statements should be evaluated together with the many uncertainties that affect the business of Oncocyte, particularly those mentioned in the "Risk Factors" and other cautionary statements found in Oncocyte's Securities and Exchange Commission filings, which are available from the SEC's website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Oncocyte undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Mission Statement

We are a molecular diagnostics company whose mission is to provide actionable answers to physicians and patients at critical decision points across the cancer care continuum, to optimize diagnosis and treatment, improve patient outcomes, and reduce overall cost of care.

Investment Highlights

Proprietary molecular diagnostic tests address key decision points along the lung cancer treatment continuum to improve patient outcomes.

Initial focus on lung cancer content represents large market opportunity with significant unmet medical needs.

DetermaDx™ in development to revolutionize diagnosis, avoiding risky and costly biopsies/surgery.

DetermaRx™ improves patient survival, stratifies early-stage lung cancer patients to identify those who may benefit from adjuvant chemotherapy; commercially ready with positive CMS reimbursement decision received.

DetermaIO™ is a potentially transformative immuno-diagnostic test for the selection of therapy for cancer patients. In recently published studies, DetermaIO outperformed both PD-L1 and Tumor Mutational Burden.

Pioneering leadership team in molecular diagnostics from development to commercialization.

Experienced Leadership Team

Pioneering Molecular Diagnostics



RONALD ANDREWS
President & Chief Executive Officer



AL PARKER
Chief Operating Officer



MITCH LEVINE
Chief Financial Officer



PADMA SUNDAR
Senior Vice President, Commercial



LYNDAL HESTERBERG, PhD
Chief Scientific Officer



DOUG ROSS, MD PhD
Chief Medical Officer

NON-CONFIDENTIAL

Decision Points Along the
Cancer Care Continuum

Diagnosis of Cancer

- Does patient have lung cancer? — Diagnosis
- Should I biopsy the nodule? — Diagnosis

Post-Diagnosis

- Should I give adjuvant chemo? — Treatment Stratification
- Should I give targeted therapy? — Targeted Therapy
- Should I give immunotherapy? — Treatment Selection
- Is the therapy working — Therapy Monitoring (MRD)
- Is the cancer coming back? — Recurrence Detection

Decision Points Along the
Cancer Care Continuum



Diagnosis of Cancer
Post-Diagnosis
Does patient have lung cancer?
Diagnosis
Should I biopsy the nodule?
Diagnosis
DETERMA Dx
Should I give adjuvant chemo?
Treatment Stratification
DETERMA Rx
Should I give targeted therapy?
Targeted Therapy
Should I give immunotherapy?
Treatment Selection
DETERMA IO
Is the therapy working
Therapy Monitoring (MRD)
Is the cancer coming back?
Recurrence Detection

Oncocyte: Strategically Addressing

Lung Cancer Decisions

Diagnosis of Cancer

Genetic
Pre-Disposition

↓

Screening to determine if the patient has lung cancer

↓

Should I biopsy the nodule?

DETERMA Dx™

DIAGNOSIS

In Development

Post-Diagnosis of Cancer

Should I give adjuvant chemo?

↓

DETERMA Rx™

TREATMENT SELECTION

Should I give immunotherapy?

↓

DETERMA IO™

Research Use Only

↓

THERAPY MONITORING AND RECURRENCE DETECTION

to see if the therapy is working or if the cancer is returning

We've Come A Long Way in 12 Months

Oncocyte has tremendous organizational velocity…



2019
Aug
Sep
Oct
Nov
Dec
2020
Feb
Mar
Apr
May
Jun
2020
DetermaDx New Program Timeline Established
Close of Razor Genomics Acquisition
DetermaIO Data Presented at SITC
Sales Force Onboarded
DetermaRx Early Access Launch
DetermaIO CLIA Validation Complete
DetermaRx Virtual Physician Engagement Implemented
CORE Distribution Agreement Finalized
DetermaRx Received Final MolDx Coverage Decision
DetermaRx MolDx Coverage Effective
DetermaRx Final Pricing Decision
DetermaDx Clinical Validation Completed
DetermaDx CLIA Validation Commenced
DetermaRx Pricing Dossier Submitted to CMS
DetermaDx CLIA Validation Complete
Acquired Insight Genetics
DetermaDx Clin Validation Commences
DetermaRx Full Commercial Launch
COVID-19 Lockdown Begins
DetermaIO RUO Launch to Pharma/Biotech
DetermaRx Virtual Onboarding Implemented
DetermaDx and DetermaRx ATS Publications Released
DetermaRx and DetermaIO ASCO Publications Released

ONCOCYTE

Building a "One Lab Resource" for Lung Cancer

With over twelve thousand call points in the U.S., and decreasing efficiency as you move down deciles, single product sales organizations hit a wall around 30-40% market penetration.

Reps that can only provide one clinical answer can struggle to get access to sample that needs to answer multiple clinical questions.

Oncocyte is building a one-stop-shop of critical questions in the two largest verticals in cancer globally, enabling deeper market penetration and industry-leading sales efficiency.



Early Dx
Late Dx
Tx Start
Tx Select
Tx Efficacy
Monitor



Early Dx
Late Dx
Tx Start
Tx Select
Tx Efficacy
Monitor
DETERMA
DETERMA
DETERMA

ONCOCYTE

DetermaDx Update

Utilizing blood-based interrogation methods to leverage the immune system's response to cancer



Where Tomorrow LIVES

ONCOCYTE™

Lung Biopsies are Risky and Expensive

1 in 4 invasive diagnostic procedures result in complications[1]

Mean U.S. cost of a biopsy is about **$15,000**[2]

Mean cost of biopsy with serious complications is greater than **$50,000**[1]

96%[3] of nodules found through screening are benign, whereas

24%-26%

of biopsies result in complications[1]

DETERMA Dx™

is designed to directly address this challenge by reducing unnecessary invasive diagnostic procedures

1. Huo, et al. (2019) JAMA Intern Med 179:324-332 2. Lokhandwala, et.al. (2017) Clin Lung Cancer 18(1):e27-e34 3. National Lung Screening Trial Research Team, et al. (2011) New Engl J Med 365:395-409

Actionable Answers for a
Critical Question in Lung Cancer Diagnosis

DetermaDx is a Non-Invasive Gene Expression Classifier with Binary Call



DETERMA Dx™
Nodule detected incidentally or by screening
Liquid Biopsy
Biomarkers
Classifier
Test Results
Likely Benign
or
Intermediate
Surveillance
Tissue Sampling (Biopsy)
Possible Action
Malignant or Benign

>500,000
High-Risk Nodules* found annually

$1.75B
Market opportunity in U.S. alone**

*Number of 6-30mm nodules detected annually on CT Scans in patients with a smoking history (Am J Respir Crit Care Med (2015) 192:1208-14. J Clin Onc 36, No. 15_suppl (May 20, 2018) 6504-6504, and The Fleischner Society guidelines, https://pubs.rsna.org/doi/10.1148/radiol.2017161659.
** Uses an ASP of $3,500 based on reimbursement for similar tests.

ONCOCYTE

DetermaDX Update

Clinical Validation remains on schedule for *End of June* completion

Currently, data is being collected and synthesized by third party clinical trial “honest broker” for final data analysis

OCX management is blinded with no access to results until third party work is complete and all QC data reviewed

ONCOCYTE

DetermaRx Update

Proprietary predictive test for early stage lung cancer



Where
Tomorrow
LIVES

ONCOCYTE

Early-Stage Lung Cancer can be Deadly

40,000+ patients

are diagnosed with early-stage non-squamous NSCLC in the U.S. annually[1]

30-50% of early-stage patients

with NSCLC recur after surgical resection[2]

Recurrence

due to presence of occult distant metastases despite 'early-stage' diagnosis



1. SEER data 2. Detterbeck, et al. (2017) The eighth edition lung cancer stage classification. CHEST 151:193

DetermaRx Can Help Save Lives!



Stage I-IIA
100% of Patients receive
DETERMA Rx
High- & Intermediate-Risk
48%
52%
Low-Risk
49%
5-year survival*
92%
5-year survival*
94%
5-year survival*

Targets cytotoxic chemotherapy *only* to patients likely to benefit from treatment

- In a published prospective study, DetermaRx demonstrated improvement in disease-free survival (DFS) when high-risk patients were treated with chemotherapy
- DetermaRx directed chemotherapy was found to prevent the majority of recurrences among high-risk patients with the potential to help save thousands of lives in the U.S. annually

*Prospective study of Stage I-IIA patients (*Clin Lung Cancer* 2018;19:58)

DETERMA Rx™ is Commercially Available



Resected, NSCLC FFPE Sample
RNA Expression via qPCR
+
Proprietary Algorithm
High-Risk Patients
Intermediate-Risk Patients
Low-Risk Patients

Reimbursement Update

- MolDx (CMS/Palmetto) coverage decision effective 06/14/2020.
- CMS approval alone provides coverage for 70% of the U.S. NSCLC market.[2]

1. Kratz, et al. (2012) A practical molecular assay to predict survival in resected non-squamous, non-small-cell lung cancer: development and international validation studies. Lancet 379:823-32 2. Reference to come

DetermaIO Update

Identifying Immunotherapy Responders



Where
Tomorrow
LIVES

ONCOCYTE™

Measuring the complete Tumor Micro-environment

In a Recent Study DetermaIO Outperformed Current Tests Used To Select Patients



Cancer Associated Fibroblasts
&
Stromal Physiology ECM
"Cold"
Immune Suppression Genes
DetermaIO™
"Hot"
Immune Activation Genes
Other IO algorithms
PD-L1 Expression

Tumor Micro-Environment

Current Biomarkers fall short both clinically and economically

~ 800,000 Patients eligible for IO treatment/testing

~ $120B Potential annual therapeutic spend on IO drugs

~ 55% Patients receive NO Benefit but exposed to side effects

~ $ 66B Healthcare investment with no patient benefit

$2+ Billion

Annual Addressable Market to identify IO responders, minimize exposure to side effects and save significant money for healthcare

Key Milestones for 2H 2020

1H 2020

- Commercial team built-out and DetermaRx launched in Q1 '20
- Final LCD DetermaRx received and billing commenced
- DetermaRx clinical utility trial to begin enrollment
- Completion of DetermaDx clinical validation
- Close Pharma studies for DetermaIO
- IO TNBC data published at ASCO

2H 2020

- DetermaDx:
  - Initialization of DetermaDx clinical utility studies
  - Engage CMS for next steps on Dx
- DetermaRx:
  - Generate revenue and volume growth for DetermaRx
  - Continue success in private payer market
  - Follow on studies in EU
- DetermaIO:
  - Execute on recently closed Pharma studies
  - Continue focus on pharma studies with drugs that can increase response
  - Complete necessary studies to begin CMS process

ONCOCYTE™

Investment Highlights

- Proprietary molecular diagnostic tests address key decision points along the lung cancer treatment continuum to improve patient outcomes.
- Initial focus on lung cancer content represents large market opportunity with significant unmet medical needs.
- DetermaDx™ in development to revolutionize diagnosis, avoiding risky and costly biopsies/surgery.
- DetermaRx™ improves patient survival, stratifies early-stage lung cancer patients to identify those who may benefit from adjuvant chemotherapy; commercially ready with positive CMS reimbursement decision received.
- DetermaIO™ is a potentially transformative immuno-diagnostic test for the selection of therapy for cancer patients. In recently published studies, DetermaIO outperformed both PD-L1 and Tumor Mutational Burden.
- Pioneering leadership team in molecular diagnostics from development to commercialization.

Thank You

ONCOCYTE™

